EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ONLINE ORIGINALS, INC. (the "Company") on Form 10-KSB for the period ended November 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gaye Adams, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 23, 2007


By:       /s/ Gaye Adams
         ---------------
         Gaye Adams
         Chief Executive Officer, principal executive officer